SUPPLEMENT dated July 25, 1997



                              To the PROSPECTUS of

                           STANDISH FIXED INCOME FUND
                          STANDISH FIXED INCOME FUND II
                     STANDISH SHORT-TERM ASSET RESERVE FUND
                        STANDISH CONTROLLED MATURITY FUND
                            STANDISH SECURITIZED FUND

                                Dated May 1, 1997



Fund Comparison Highlights, Investment Objectives and Policies, and Description of Securities and Related Risks

        Standish Fixed Income Portfolio may invest up to 15% of its total assets in non-investment grade securities rated Ba or B by Moody's or BB or B by Standard & Poor's, Duff, Fitch or IBCA or, if not rated, determined by Standish to be of comparable credit quality. See "Investment Objectives and Policies" and "Description of Securities and Related Risks" in the attached prospectus and the Funds' statement of additional information for a further discussion of the risks associated with investing in non-investment grade securities. The Fixed Income Portfolio does not limit its investments in non-investment grade securities to those rated Ba by Moody's or BB by Standard & Poor's, Duff, Fitch or IBCA. Disclosure in the attached prospectus that is inconsistent with the foregoing is hereby superseded.